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================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ================

                                    FORM 8-K

                                ================

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                September 8, 2000

                          ----------------------------
                Date of report (Date of earliest event reported)

                           PF.NET COMMUNICATIONS, INC.
             (exact name of registrant as specified in its charter)


          DELAWARE                     333-39646               52-2197932
 ------------------------------    -----------------     -----------------------
 (State or other jurisdiction of    Commission File          (I.R.S. Employer
 incorporation or organization)         Number            Identification Number)

                555 Herndon Parkway, Suite 100, Herndon, VA 20170

              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (703) 796-9028

        -----------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable

        -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

         On September 8, 2000, PF.Net Communications, Inc. (the "Company") announced that Kirby "Buddy" G. Pickle, Jr. has been named chief executive officer of the Company, effective immediately.

         The following press release has been filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference:

     Press Release of the Company dated September 8, 2000.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b)       None.

The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

99.1     Press Release, dated September 8, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PF.NET COMMUNICATIONS, INC.

                                            By: /s/ David L. Taylor
                                               ------------------------------
                                               Name:  David L. Taylor
                                               Title: Chief Financial Officer

Date: September 14, 2000


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                                  EXHIBIT INDEX

EXHIBIT NO.               DOCUMENT DESCRIPTION

99.1                      Press Release, dated September 8, 2000.